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                                                                    Exhibit 23.2
                                                                    ------------

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Progress Energy, Inc. on Form S-8 of our report dated February 15, 2001, appearing in the Annual Report on Form 10-K of Progress Energy, Inc. for the year ended December 31, 2000, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP
Raleigh, North Carolina
September 27, 2001